                                                                    EXHIBIT 99.1

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of WMS Industries Inc. (the "Company") on Form 10-K for the year ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brian R. Gamache, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.ss. 1350, as adopted pursuant to ss.ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Brian R. Gamache
--------------------
Brian R. Gamache
Chief Executive Officer
September 20, 2002